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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 28, 2005


                          POLO RALPH LAUREN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                 001-13057                        13-2622036
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         (Commission File Number)       (IRS Employer Identification No.)


       650 MADISON AVENUE, NEW YORK, NEW YORK           10022
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      (Address of Principal Executive Offices)        (Zip Code)


                                 (212) 318-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 28, 2005 Steven P. Murphy, President and Chief Executive Officer of Rodale Inc. ("Rodale"), was elected to fill a newly created seat on the Board of Directors of Polo Ralph Lauren Corporation (the "Company"). In accordance with the Company's Amended and Restated Certificate of Incorporation, Mr. Murphy was elected to the Board by the directors who were themselves elected by the holders of the Company's publicly traded Class A Common Stock, par value $0.01, at the last annual meeting of stockholders. The number of directors constituting the entire Board of Directors is currently ten.

Steven P. Murphy has served since 2002 as the President and Chief Executive Officer of Rodale Inc., a privately held company which publishes health and gardening magazines, books, and on-line publications. He joined Rodale in 2000 as its President and Chief Operating Officer. Prior to joining Rodale, Mr. Murphy held the position of Executive Vice President and Managing Director for Disney Publishing Worldwide since 1998. From 1991-1998, Mr. Murphy served as President of EMI Music/Angel Records.

It is currently expected that Mr. Murphy will be appointed to the Nominating & Governance Committee of the Board of Directors at the next regularly scheduled meeting of the Board.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          POLO RALPH LAUREN CORPORATION



Date:  December 1, 2005                     By: /s/ Tracey T. Travis
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                                                Name:  Tracey T. Travis
                                                Title: Senior Vice President and
                                                       Chief Financial Officer